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                                                                               1


VARIATION OF LEASE SCHEDULE

1.   PREMISES              The premises described in the Lease (as varied by
                           this deed).

2.   LEASE                 Lease dated 31 October 2001 between the Landlord as
                           landlord, the Tenant as tenant and the Guarantor as guarantor.

3.   DATE OF VARIATION     1 June 2002

4.   VARIATIONS TO LEASE   The Lease shall be amended by:

                           (a) deleting the deleting the description of the Premises in Item 2 of the Lease Schedule to the Lease and replacing with the following:

                                     "The whole of the Land and the building and improvements thereon including, but not limited to, the improvements that have been constructed by the Tenant in the Premises which are now the property of the Landlord."

                           (b) deleting the description of the Rent in Item 4 of the Lease Schedule to the Lease and replacing with the following:

                                     "An annual rental of forty nine thousand dollars four hundred and fifty five dollars ($49,455.00) to be paid in monthly instalments in advance each of $4,121.25."

                           (c)  deleting paragraphs 18.2(d) and (e) and
                                replacing with the following:

                                     "(d) if sent by fax to the fax number, or
                                          sent by email to the email address, of
                                          the addressee specified in the
                                          schedule hereto, when the addressee
                                          actually receives it in full and in
                                          legible form."

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                                                                               2


VARIATION OF LEASE

THIS DEED made the __________________ day of __________________________ 2002

BETWEEN GEOFFREY DAVID HANN, ROBERT JOHN PARRY, MICHAEL JOHN PALMER and RICHARD ANDREW PAYNE all care of Level 2, Colord House, 33 Colin Street, West Perth, Western Australia, 6005 (THE LANDLORD)

          ZBB TECHNOLOGIES, LTD ACN 008 958 254 of 240 Barrington Street, Bibra Lake, Western Australia, 6163 (THE TENANT)

AND ZBB ENERGY CORPORATION ARBN 082 338 789 of N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin, United States of America, 53051 (THE GUARANTOR)

RECITALS

A. The Landlord is the registered proprietor of the Premises and the reversion expectant upon the determination of the Term is vested in the Landlord.

B. Pursuant to the Lease the Landlord leased the Premises to the Tenant for the Term at the rental and subject to the terms and conditions in the Lease.

C. The parties have agreed to vary the provisions of the Lease in the manner provided in this deed.

OPERATIVE PROVISIONS:

1.   INTERPRETATION

1.1  DEFINITIONS

     In this deed, unless the context otherwise requires:

     DATE OF VARIATION means the date specified in Item 3 of the Schedule.

     LEASE means the lease and assignments, extensions and variations (if any) to that lease specified in Item 2 of the Schedule.

     PREMISES means the property demised by the Lease specified in Item 1 of the Schedule.

     SCHEDULE means the variation of lease schedule at the beginning of this deed.

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                                                                               3


1.2  DEFINITIONS IN LEASE

     Except where the same have been amended by, and for the purpose of this deed, as set out in clause 1.1, the definitions specified in the Lease where used in this deed shall have the same meanings in this deed as they have in the Lease.

1.3  INTERPRETATION

     In this deed, unless the context otherwise requires:

     (a)  words importing the singular include the plural and vice versa.

     (b)  words of one gender include every other gender.

     (c) words denoting individuals include a firm, body corporate, an unincorporated association and any governmental or other public body or authority of any kind and vice versa.

     (d) references to any statute or other law shall mean such statute or other law as amended or replaced at any time whether before or after the date of this deed.

     (e) headings shall not effect the construction or interpretation of this deed.

     (f) references to a clause, paragraph or a schedule is a reference to the same in this deed.

     (g) a reference to party means a party to this deed and shall include that party's personal representatives, successors in title and assigns.

     (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally.

     (i) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally.

     (j) a reference to a document includes that document as amended or replaced.

2.   VARIATION OF LEASE

     The parties agree that from the Date of Variation the Lease shall be varied in the manner specified in Item 4 of the Schedule, from which date the Lease shall be read and construed with those variations incorporated in the Lease and shall bind the parties to this deed accordingly.

3.   COVENANTS BY TENANT

     From the Date of Variation the Tenant must duly and punctually observe and perform all the terms, covenants and conditions on the part of the Tenant contained in, or implied by, the Lease as varied by this deed.

4.   POWERS OF LANDLORD

     The Tenant and the Guarantor agree that from the Date of Variation the Landlord has all the rights, powers, authorities and remedies conferred on the Landlord by and under the Lease as varied by this deed.

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                                                                               4


5.   COVENANT BY LANDLORD

     The Landlord agrees, for the period the Landlord is the registered proprietor of the Premises, to observe and perform the terms, covenants and conditions on the part of the Landlord contained in, or implied by, the Lease as varied by this deed.

6.   COVENANT BY GUARANTOR

     The Guarantor consents to the variations to the Lease in the manner specified in Item 4 of the Schedule and agrees to continue to be bound by the covenants on its part contained or implied in the Lease as varied by this deed.

7.   COSTS AND EXPENSES

     The Tenant must pay to the Landlord's legal costs (including GST) of and incidental to the instructions for and the negotiation, preparation, execution and stamping of this deed and all stamp duties payable on this deed.

8.   FURTHER ASSURANCES

     If requested by the Landlord, the Tenant and the Guarantor must execute such documents and do all other acts and things as the Landlord considers necessary or appropriate to bind the Tenant and the Guarantor under the Lease as varied by this deed.

EXECUTED AS A DEED

The COMMON SEAL of ZBB TECHNOLOGIES,   )
LTD ACN 008 958 254 was hereunto       )
affixed by authority of the Directors  )
in the presence of :                   )


----------------------------------------   -------------------------------------
Name of director                           Signature of director


----------------------------------------   -------------------------------------
Name of director/secretary                 Signature of director/secretary

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                                                                               5


SIGNED for and on behalf of ZBB ENERGY )
CORPORATION ARBN 082 338 789           )
in accordance with section 127(1) of   )   -------------------------------------
the Corporations Act 2001:             )   Signature of director


----------------------------------------
Signature of director/secretary


                                           -------------------------------------
                                           Name of director


----------------------------------------
Name of director/secretary

SIGNED by the said                     )
GEOFFREY DAVID HANN                    )
in the presence of:                    )   -------------------------------------
                                           Signature of Geoffrey David Hann


----------------------------------------
Signature of witness


----------------------------------------
Name of witness

SIGNED by the said                     )
ROBERT JOHN PARRY                      )
in the presence of:                    )   -------------------------------------
                                           Signature of Robert John Parry


----------------------------------------
Signature of witness


----------------------------------------
Name of witness

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                                                                               6


SIGNED by the said                     )
MICHAEL JOHN PALMER                    )
in the presence of:                    )   -------------------------------------
                                           Signature of Michael John Palmer


----------------------------------------
Signature of witness


----------------------------------------
Name of witness

SIGNED by the said                     )
RICHARD ANDREW PAYNE                   )
in the presence of:                    )   -------------------------------------
                                           Signature of Richard Andrew Payne


----------------------------------------
Signature of witness


----------------------------------------
Name of witness

DATED                                                                       2002

                                     BETWEEN

                               GEOFFREY DAVID HANN
                                ROBERT JOHN PARRY
                               MICHAEL JOHN PALMER
                            and RICHARD ANDREW PAYNE

                                  the Landlord

                              ZBB TECHNOLOGIES, LTD

                                   the Tenant

                                       AND

                             ZBB ENERGY CORPORATION

                                  the Guarantor

                              Variation of lease of
                              240 Barrington Road,
                                   Bibra Lake

                           RICHARD PAYNE & ASSOCIATES

                              Commercial Solicitors
          Level 2, Colord House, 33 Colin Street, West Perth, W.A. 6005
                Telephone 61 8 9481 0844 Facsimile 61 8 9481 2434
                      P.O. Box 1275, West Perth, W.A. 6872
                                    Australia
                          e-mail - rapayne@iinet.net.au

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                                TABLE OF CONTENTS

VARIATION OF LEASE SCHEDULE.................................................   1
   1.  PREMISES.............................................................   1
   2.  LEASE................................................................   1
   3.  DATE OF VARIATION....................................................   1
   4.  VARIATIONS TO LEASE..................................................   1

VARIATION OF LEASE..........................................................   2
1. INTERPRETATION...........................................................   2
   1.1 DEFINITIONS..........................................................   2
   1.2 DEFINITIONS IN LEASE.................................................   3
   1.3 INTERPRETATION.......................................................   3

2. VARIATION OF LEASE.......................................................   3

3. COVENANTS BY TENANT......................................................   3

4. POWERS OF LANDLORD.......................................................   3

5. COVENANT BY LANDLORD.....................................................   4

6. COVENANT BY GUARANTOR....................................................   4

7. COSTS AND EXPENSES.......................................................   4

8. FURTHER ASSURANCES.......................................................   4